Changes in the Scope of Consolidation Due to Acquisitions and Divestments	6 Months Ended
Jun. 30, 2020
Business Combinations 1 [Abstract]
Changes in the Scope of Consolidation Due to Acquisitions and Divestments

B.1. CHANGES IN THE SCOPE OF CONSOLIDATION DUE TO ACQUISITIONS AND DIVESTMENTS
Acquisition of Synthorx
On December 9, 2019, Sanofi and Synthorx Inc. (“Synthorx”), a clinical-stage biotechnology company focused on prolonging and improving the lives of people suffering from cancer and autoimmune disorders, entered into a definitive agreement under which Sanofi was to acquire all of the outstanding shares of Synthorx for $68 per share in cash, representing an aggregate equity value of approximately $2.5 billion (on a fully diluted basis). The transaction was unanimously approved by both the Sanofi and Synthorx Boards of Directors. On December 23, 2019, Sanofi launched a public tender offer to acquire all of the outstanding shares of Synthorx for $68 per share in cash, without interest and net of any applicable withholding taxes. The acquisition of Synthorx was completed on January 23, 2020, with Sanofi holding all of the shares following the expiration of the tender offer. The provisional purchase price allocation, as presented in the table below, resulted in the recognition of goodwill of €901 million:

(€ million)	Fair value at acquisition date
Intangible assets other than goodwill	1,549
Other current and non-current assets and liabilities	41
Net deferred tax position	(245)
Net assets of Synthorx	1,345
Goodwill	901
Purchase price	2,246
Intangible assets other than goodwill mainly comprise THOR-707, a molecule currently in Phase I clinical trials that stimulates T lymphocytes, and as such has potential as a cancer immunotherapy.
Goodwill represents (i) the pipeline of future products in pre-clinical research and development; (ii) the capacity to draw on a specialized structure to refresh the existing product portfolio; (iii) the competencies of Synthorx staff; (iv) benefits derived from the creation of new growth platforms; and (v) expected future synergies and other benefits from the combination of Synthorx and Sanofi.
The goodwill generated on this acquisition did not give rise to any deduction for income tax purposes.
Synthorx has no commercial operations, and has made a negative contribution of €70 million to Sanofi’s consolidated net income since the acquisition date.
Acquisition-related costs recognized in profit or loss for the year ended December 31, 2019 were recorded mainly within the line item Other operating expenses, and were of an immaterial amount.
The impact of this acquisition, reflected in the line item Acquisitions of consolidated undertakings and investments accounted for using the equity method within the consolidated statement of cash flows, was a cash outflow of €2,246 million.
Transaction related to the equity-accounted investment in Regeneron
From the beginning of April 2014, Sanofi accounted for its investment in Regeneron using the equity method. As from that date, in accordance with the Investor Agreement as amended in January 2014, Sanofi had the right to designate a member of the Regeneron Board of Directors.
On May 29, 2020, Sanofi closed the transaction announced on May 25, 2020 involving the sale of its equity investment in Regeneron (with the exception of 400,000 shares), through (i) a registered public offering in the United States and internationally and (ii) a share repurchase by Regeneron. Sanofi sold 13 million shares of Regeneron common stock through the public offering at a price of $515 per share, raising a total amount of $6.7 billion; and Regeneron repurchased 9.8 million of its own shares of common stock directly from Sanofi for $5 billion, at the offer price less a subscription discount ($509.85 per share). The total sale proceeds (before transaction-related costs) amounted to €10,575 million. At the same time, Sanofi as a result of this transaction lost the right to designate a member of the Regeneron Board of Directors under the amended Investor Agreement. Finally, as of May 29, 2020 Sanofi retained ownership of 400,000 Regeneron shares in order to continue to partially fund its commitments to invest in the development programs for cemiplimab (REGN2810) and dupilumab, in line with the 2018 Letter Agreement under which Sanofi is permitted to sell up to 1.4 million shares through the end of 2020. As of June 30, 2020, Sanofi had sold 779,320 Regeneron shares under that agreement. The number of retained shares held by Sanofi under that agreement is 279,766 as of the end of June (see note C.1. to the consolidated financial statements as of December 31, 2019).
Sanofi’s equity investment in Regeneron was accounted for by the equity method until May 29, 2020. As of that date, the carrying amount of the investment was €3,668 million; that amount was reversed out on closing of the transaction. Before tax effects, the gain on the divestment amounted to €7,382 million, including (i) a gain of €318 million arising on the currency translation reserve associated with Regeneron, which was taken to profit or loss in accordance with IAS 21; (ii) the deduction of transaction-related costs of €64 million; and (iii) a gain of €157 million on the remeasurement of the 400,000 retained shares at their quoted market price as of May 29, 2020 ($612.81). In accordance with IFRS 9 (Financial Instruments), the retained shares were classified in the
“Equity instruments at fair value through other comprehensive income” category on the transaction date, at a value of €221 million (See note B.6.).
The tax charge arising on the transaction was €512 million.
Given the material impact of this transaction, and to facilitate users’ understanding of the financial statements, the pre-tax gain on this transaction is presented as a separate line item in the consolidated income statement, Gain on Regeneron investment arising from the transaction of May 29, 2020.
The net cash inflow from the transaction was €10,512 million, which (for the reason cited above) is presented as a separate line item in the consolidated statement of cash flows, Net proceeds from sale of Regeneron shares on May 29, 2020.